Credit Suisse First Boston, Asset Finance Group
GMAC - RFC Home Equity Portfolio- RS6
All records

Selection Criteria: All records
Table of Contents

  Remaining Balance
  FICO
  LTV(1)
  Cash out
  Two to Four Family
  Investment and 2nd Home
  State
  Documentation
  IO
  LIEN
  Loans with Silent Seconds

1. Remaining Balance

Remaining Balance	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner(excluding second homes)	% Single Family	% IO Loans	% Cashout
0.01 - 50000.00	363	12,383,418.40	34,114.10	1.05	9.331	329	645	97.04	97.24	40.63	77.29	88.87	86.18	1.03	6.50
50000.01 - 70000.00	632	38,422,892.92	60,795.72	3.26	8.113	356	661	93.10	94.99	36.28	80.74	67.97	84.80	2.89	10.48
70000.01 - 75000.00	192	13,961,664.93	72,717.00	1.19	7.810	358	657	93.30	95.44	36.78	79.64	74.86	82.79	3.11	12.05
75000.01 - 100000.00	1007	88,483,954.28	87,868.87	7.51	7.686	357	656	92.44	94.92	37.83	80.24	74.50	81.71	7.38	12.94
100000.01 - 200000.00	2977	428,861,430.36	144,058.26	36.42	7.170	357	656	90.64	93.82	39.01	75.51	81.40	74.24	20.44	14.15
200000.01 - 300000.00	1120	272,626,571.19	243,416.58	23.15	6.817	358	661	88.46	92.21	38.90	61.13	84.76	69.10	32.51	18.63
300000.01 - 400000.00	387	133,106,410.99	343,944.21	11.30	6.611	358	664	86.30	91.24	38.27	50.60	90.46	65.99	43.45	18.66
400000.01 - 500000.00	195	87,619,556.22	449,331.06	7.44	6.424	357	672	84.10	87.85	35.17	42.15	86.03	64.82	52.47	30.23
500000.01 - 1000000.00	144	88,945,335.60	617,675.94	7.55	6.366	358	688	81.24	86.46	33.90	28.71	79.87	60.05	62.08	37.15
1000000.01 =	10	13,082,991.06	1,308,299.11	1.11	5.982	357	718	73.37	75.32	24.32	19.78	91.69	68.81	60.36	49.12
Total:7027	1,177,494,225.95	167,567.13	100.00	6.995	357	662	88.57	92.13	37.88	63.32	82.59	71.42	29.84	18.71

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2. FICO

FICO	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner(excluding second homes)	% Single Family	% IO Loans	% Cashout
0 - 0	9	1,605,477.98	178,386.44	0.14	6.547	357	0	79.31	80.12	24.76	59.11	13.29	36.18	44.17	0.00
501 - 520	13	2,098,455.01	161,419.62	0.18	8.224	358	512	79.76	79.76	43.27	52.59	100.00	86.17	0.00	66.91
521 - 540	110	13,860,278.49	126,002.53	1.18	8.047	356	532	78.83	79.67	41.38	97.07	100.00	92.31	0.00	11.68
541 - 560	175	25,972,933.51	148,416.76	2.21	7.636	359	550	83.48	84.05	40.63	96.42	99.47	84.15	5.18	16.22
561 - 580	284	42,645,566.05	150,160.44	3.62	7.566	358	571	84.48	85.15	41.06	87.01	98.16	88.10	2.85	13.36
581 - 600	605	82,045,285.70	135,612.04	6.97	7.615	357	591	88.13	91.45	41.64	86.21	98.05	84.95	7.38	20.92
601 - 620	873	125,796,023.68	144,096.25	10.68	7.527	358	610	90.51	94.07	40.91	81.38	97.84	82.75	21.38	16.35
621 - 640	862	145,271,053.60	168,527.90	12.34	7.101	357	631	89.07	92.79	39.30	69.35	93.98	78.56	30.60	19.87
641 - 660	850	145,864,403.75	171,605.18	12.39	6.816	358	650	88.62	93.27	38.48	65.26	92.61	72.37	35.84	20.54
661 - 680	789	150,101,442.77	190,242.64	12.75	6.706	357	670	87.65	92.65	37.62	51.46	86.36	69.76	42.47	19.85
681 - 700	798	149,531,912.68	187,383.35	12.70	6.672	357	690	88.04	92.30	35.78	43.55	73.05	63.46	37.15	22.22
701 - 720	505	91,111,769.68	180,419.35	7.74	6.710	357	710	88.53	91.91	36.10	48.88	70.30	65.31	34.63	22.88
721 =	1154	201,589,623.05	174,687.71	17.12	6.764	357	752	90.61	93.06	34.33	55.56	54.85	56.41	33.55	13.34
Total:7027	1,177,494,225.95	167,567.13	100.00	6.995	357	662	88.57	92.13	37.88	63.32	82.59	71.42	29.84	18.71

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3. LTV(1)

LTV(1)	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner(excluding second homes)	% Single Family	% IO Loans	% Cashout
< 80.00	561	134,830,715.27	240,339.96	11.45	6.311	357	657	70.53	73.39	33.74	41.57	76.11	62.21	39.06	36.82
= 80.00	1548	314,191,424.18	202,966.04	26.68	6.392	358	667	80.00	91.84	37.04	46.28	81.58	66.20	51.97	15.74
80.01 - 85.00	368	68,830,378.43	187,039.07	5.85	6.788	357	640	84.62	85.23	36.53	51.86	80.83	73.80	27.86	29.77
85.01 - 90.00	747	136,947,187.25	183,329.57	11.63	7.012	357	636	89.76	90.03	36.60	63.20	89.43	76.75	27.33	27.97
90.01 - 95.00	795	137,093,062.25	172,444.10	11.64	7.347	358	657	94.82	94.85	37.07	62.48	86.85	74.51	29.48	16.51
95.01 - 100.00	2963	379,314,787.90	128,017.14	32.21	7.648	357	676	99.88	99.88	41.03	86.99	81.75	75.58	10.14	10.16
100.01 - 105.00	44	6,030,670.67	137,060.70	0.51	6.741	355	712	102.67	102.67	39.10	100.00	100.00	67.82	0.00	19.63
105.01 - 110.00	1	256,000.00	256,000.00	0.02	6.750	360	712	107.00	107.00	39.00	100.00	100.00	100.00	0.00	0.00
Total:7027	1,177,494,225.95	167,567.13	100.00	6.995	357	662	88.57	92.13	37.88	63.32	82.59	71.42	29.84	18.71

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4. Cash out

Cash out	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner(excluding second homes)	% Single Family	% IO Loans	% Cashout
Refinance - Cash Out	1058	220,255,463.18	208,180.97	18.71	6.826	356	660	85.16	86.63	35.21	50.10	86.08	72.47	30.77	100.00
Other	5969	957,238,762.77	160,368.36	81.29	7.034	358	663	89.36	93.39	38.49	66.36	81.79	71.17	29.63	0.00
Total:7027	1,177,494,225.95	167,567.13	100.00	6.995	357	662	88.57	92.13	37.88	63.32	82.59	71.42	29.84	18.71

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5. Two to Four Family

Two to Four Family	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner(excluding second homes)	% Single Family	% IO Loans	% Cashout
2-4 Family	427	88,474,537.67	207,200.32	7.51	6.815	358	701	85.14	88.29	33.44	44.60	45.67	0.00	34.91	22.23
Other	6600	1,089,019,688.28	165,002.98	92.49	7.010	357	659	88.85	92.44	38.24	64.84	85.59	77.22	29.43	18.42
Total:7027	1,177,494,225.95	167,567.13	100.00	6.995	357	662	88.57	92.13	37.88	63.32	82.59	71.42	29.84	18.71

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6. Investment and 2nd Home

Investment and 2nd Home	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner(excluding second homes)	% Single Family	% IO Loans	% Cashout
Investment/Second Home	1264	183,610,682.71	145,261.62	15.59	7.057	358	716	88.01	89.43	31.86	54.75	0.00	47.47	35.09	16.09
Other	5763	993,883,543.24	172,459.40	84.41	6.984	357	652	88.67	92.62	38.99	64.90	97.85	75.84	28.88	19.19
Total:7027	1,177,494,225.95	167,567.13	100.00	6.995	357	662	88.57	92.13	37.88	63.32	82.59	71.42	29.84	18.71

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7. State

State	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner(excluding second homes)	% Single Family	% IO Loans	% Cashout
California	595	181,813,735.62	305,569.30	15.44	6.363	358	670	81.96	88.51	38.27	41.79	86.63	70.63	58.11	24.48
Georgia	353	46,857,654.51	132,741.23	3.98	7.621	357	651	92.62	96.54	38.90	72.26	74.36	75.57	21.58	12.53
Massachusetts	81	21,355,195.70	263,644.39	1.81	6.796	358	657	84.69	87.35	40.06	48.54	93.50	67.33	20.96	34.17
New York	109	28,019,995.56	257,064.18	2.38	6.721	358	681	81.89	83.43	29.34	30.37	77.11	45.34	16.96	38.98
Other	5889	899,447,644.56	152,733.51	76.39	7.104	357	661	90.00	93.01	37.96	68.58	82.12	72.27	25.17	16.86
Total:7027	1,177,494,225.95	167,567.13	100.00	6.995	357	662	88.57	92.13	37.88	63.32	82.59	71.42	29.84	18.71

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8. Documentation

Documentation	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner(excluding second homes)	% Single Family	% IO Loans	% Cashout
Full Documentation	5027	745,600,501.66	148,319.18	63.32	7.118	358	652	91.21	94.32	41.30	100.00	85.23	76.91	25.01	14.80
Reduced Documentation	2000	431,893,724.29	215,946.86	36.68	6.783	357	681	84.02	88.34	31.98	0.00	78.04	61.94	38.20	25.45
Total:7027	1,177,494,225.95	167,567.13	100.00	6.995	357	662	88.57	92.13	37.88	63.32	82.59	71.42	29.84	18.71

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9. IO

IO	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner(excluding second homes)	% Single Family	% IO Loans	% Cashout
N	5615	826,073,666.38	147,119.09	70.16	7.228	357	656	90.46	92.56	38.82	67.69	84.11	75.54	0.00	18.46
Y	1412	351,420,559.57	248,881.42	29.84	6.449	358	678	84.13	91.11	35.66	53.05	79.03	61.73	100.00	19.29
Total:7027	1,177,494,225.95	167,567.13	100.00	6.995	357	662	88.57	92.13	37.88	63.32	82.59	71.42	29.84	18.71

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10. LIEN

LIEN	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner(excluding second homes)	% Single Family	% IO Loans	% Cashout
1	6654	1,161,942,565.79	174,623.17	98.68	6.957	358	663	88.43	92.03	37.80	63.22	82.36	71.23	30.24	18.85
2	373	15,551,660.16	41,693.46	1.32	9.870	335	648	99.30	99.30	43.44	70.78	100.00	85.59	0.00	7.69
Total:7027	1,177,494,225.95	167,567.13	100.00	6.995	357	662	88.57	92.13	37.88	63.32	82.59	71.42	29.84	18.71

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11. Loans with Silent Seconds

Loans with Silent Seconds	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner(excluding second homes)	% Single Family	% IO Loans	% Cashout
N	5873	943,282,394.16	160,613.38	80.11	7.146	357	662	90.82	90.82	37.43	65.81	81.01	72.51	22.41	21.16
Y	1154	234,211,831.79	202,956.53	19.89	6.390	358	666	79.51	97.38	39.68	53.30	88.95	67.00	59.79	8.84
Total:7027	1,177,494,225.95	167,567.13	100.00	6.995	357	662	88.57	92.13	37.88	63.32	82.59	71.42	29.84	18.71

(1)LTV refers to original loan to value for first lien loans and cumulative loan to value for second lien loans.

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Jun 21, 2005 20:50

NY, NY 10010

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